720 East Wisconsin Avenue

Milwaukee, WI 53202-4797

March 6, 2009

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

RE:	NML Variable Annuity Account A
EDGAR CIK No. 0000790162; File No. 811-21887
NML Variable Annuity Account B
EDGAR CIK No. 0000072176; File No. 811-1668
NML Variable Annuity Account C
EDGAR CIK No. 0000790163; File No. 811-21886

Dear Sir or Madam:

On behalf of The Northwestern Mutual Life Insurance Company and the NML Variable Annuity Accounts A, B and C (“Registrants” or the “Accounts”), we hereby submit, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the “1940 Act”), that the Accounts’ annual report for the period ending December 31, 2008 has been transmitted to contract owners as required by Rule 30e-2 under the 1940 Act.

The Accounts’ annual report consists of the annual reports of the underlying investment companies listed below. The Registrants understand that the annual reports for the following underlying investment companies have been or will be filed with the Commission via EDGAR under separate cover:

Underlying Investment Company	CIK No.	Registration No.
Northwestern Mutual Series Fund, Inc.	0000742212	811-03990
Fidelity VIP Mid Cap Portfolio	0000927384	811-07205
Fidelity VIP Contrafund Portfolio	0000831016	811-05511
Neuberger Berman Socially Responsive Portfolio	0000736913	811-4255
Russell Investment Funds	0000824036	811-05371
Russell Investment Funds – Life Points Variable Target Portfolio Series	0000824036	811-05371

Some of the investment companies above (or series thereof) may not be available under every contract offered by a Registrant.

This filing will also include any other materials required to be filed, if any.

Please direct any questions or comments regarding this filing to the undersigned at 414-665-2418.

Sincerely,

/s/ Barbara E. Courtney
Barbara E. Courtney
Director – Mutual Fund Accounting

December 31, 2008 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Annual Reports

Optimized to contain one or more of the following:*

Northwestern Mutual Series Fund, Inc.

Fidelity® VIP Mid Cap Portfolio Service Class 2

Fidelity® VIP Contrafund® Portfolio Service Class 2

Neuberger Berman AMT Socially Responsive Fund

Russell Investment Funds

Russell Investment Funds – LifePoints® Variable Target Portfolio Series

*See Table of Contents for more information and a list of Prospectus supplements included herein.

Flexible Payment Variable Annuity Account A

Flexible Payment Variable Annuity Account A (Fee Based)

Flexible Payment Variable Annuity Account B

Flexible Payment Variable Annuity Account B (Fee Based)

Group Combination Annuity Account C

Flexible Payment Variable Annuity Account C (Network Edition)

Northwestern Mutual®

14-1558 (0107) (REV 0109)

How To Get More Information

Northwestern Mutual Express:

1-800-519-4665

For eligible owners, get up-to-date information about your contract at your convenience with your Contract number and your Personal Identification Number (PIN). Call toll-free to review contract values and unit values, transfer among investment options, change the allocation and obtain fund performance information.

Information on the internet:

Northwestern Mutual Financial Network

WWW.NMFN.COM

For information about Northwestern Mutual visit us on our Website. Included is fund performance information (which can be found at nmfn.com > Investment Products > Annuities > Fund Information > Performance History), forms for routine service, and daily unit values for contracts you own with your User ID and password. Eligible owners may also transfer invested assets among funds and change the allocation of future contributions online.

For further information, contact either your Northwestern Mutual Financial Representative or The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; 1-888-455-2232.

Mason Street Advisors, LLC is the principal investment adviser for all the Portfolios of the Northwestern Mutual Series Fund, Inc. Mason Street Advisors has engaged and oversees sub-advisers who provide day-to-day management for certain of the Series Fund Portfolios. Each sub-adviser may be replaced without the approval of shareholders. Please see the Series Fund prospectus for more information.

Contents

Northwestern Mutual Series Fund, Inc. - Annual Report

Fidelity® VIP Mid Cap Portfolio - Annual Report (This report follows the end of the Northwestern Mutual Series Fund, Inc.)

Fidelity® VIP Contrafund® Portfolio - Annual Report (This report follows the end of the Fidelity® VIP Mid Cap Portfolio)

Neuberger Berman Socially Responsive Portfolio - Annual Report (This report follows the end of the Fidelity® VIP Contrafund® Portfolio)

Russell Investment Funds - Annual Report (This report follows the end of the Neuberger Berman Portfolio)

Russell Investment Funds - LifePoints® Variable Target Portfolio Series - Annual Report (This report follows the end of the Russell Investment Funds Portfolio)

Prospectus Supplements

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.